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                                                                Exhibit 10.13

                               TIGERA GROUP, INC.

                Agreement Relating to Nonqualified Stock Options

                    Pursuant to the 1996 Stock Incentive Plan

                           --------------------------


                  Option granted as of March 8, 1996 (hereinafter referred to as the "Date of Grant"), by TIGERA GROUP, INC. (the "Corporation") to _________________ (the "Grantee"):

                  1. DEFINITIONS. The following terms, as used herein, shall have the meanings set forth below:

                           (a) "Cause" shall mean by reason of any of the
following: (1) proven or admitted: (i) embezzlement, or (ii) material dishonest misuse of Corporation funds or assets; (2) an admitted or proven act constituting a felony or misdemeanor (other than minor offenses such as traffic violations) or conviction for such act; (3) deliberate and unwarranted disclosure of Corporation confidential information; (4) violation of any non-competition or confidentiality covenants contained in any agreement between the Grantee and the Corporation or any of its Subsidiaries; (5) continued conduct materially adverse to the interests of the Corporation which does not cease within thirty (30) days of written notice from the Board of Directors of the Corporation; (6) repeated material failure by the Grantee, after written warning by the Board of Directors, to perform the duties of his employment (including without limitation material failure to follow or comply with the reasonable and lawful written directives of the Board of Directors of the Corporation); or (7) breach of any statutory or common law fiduciary duty of loyalty to the Corporation which is not cured within thirty (30) days of written notice from the Board of Directors of the Corporation.

                           (b) "Code" shall mean the Internal Revenue Code of
1986, as amended.

                           (c) "Committee" shall mean the committee established
by the Board of Directors of the Corporation pursuant to the Plan to administer the Plan.

                           (d) "Fair Market Value" shall have the meaning set
forth in the Plan.

                           (e) "Incentive Stock Option" shall mean an option
that is intended to qualify for special federal income tax treatment under
Section 421 and 422 of the Code.
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                           (f) "Nonqualified Stock Option" shall mean an option
that is not an Incentive Stock Option.

                           (g) "Notice" shall have the meaning set forth in
Section 4(c) hereof.

                           (h) "Option" shall have the meaning set forth in
Section 2 hereof.

                           (i) "Option Period" shall have the meaning set forth
in Section 4(a) hereof.

                           (j) "Option Price" shall have the meaning set forth
in Section 3 hereof.

                           (k) "Plan" shall mean the Corporation's 1996 Stock
Incentive Plan.

                           (l) "Securities Act" shall mean the Securities Act of
1933, as amended.

                           (m) "Shares" shall mean shares of the Common Stock,
par value $0.01 per share, of the Corporation.

                           (n) "Subsidiary" shall mean any direct or indirect
majority-owned subsidiary of the Corporation.

                  2. THE OPTION.

                           (a) The Corporation hereby grants to the Grantee,
effective on the Date of Grant, a stock option (the "Option") to purchase, on the terms and conditions herein set forth, up to _______ of the Corporation's fully paid, non-assessable Shares at the option exercise price set forth in
Section 3 below.

                           (b) The Option is granted pursuant to the Plan, and
is subject in all respects to the approval of the Plan by the stockholders of the Corporation. A copy of the Plan is delivered herewith by the Corporation and receipt thereof is acknowledged by the Grantee. The Option and this Option Agreement are subject in all respects to the terms and conditions of the Plan, which terms and conditions are incorporated herein by reference and which the Grantee is by acceptance of the Option deemed to accept. Notwithstanding anything in this Option Agreement to the contrary, unless and until the Plan has been approved by the stockholders of the Corporation the Option shall not be exercisable and the Grantee shall have no rights hereunder.

                           (c) The Option is an Nonqualified Stock Option.

                           (d) Notwithstanding anything to the contrary
contained herein, in the event Connectivity Products Incorporated, a Delaware corporation ("CPI"), neither is on December 8, 1996, nor had at any time prior to December 8, 1996

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been, a Subsidiary of the Corporation, then this Option (or any unexercisable portion thereof) shall expire on such date and shall cease to be exercisable.

                  3. THE PURCHASE PRICE. The purchase price of the Shares shall be $2.03 per share, the Fair Market Value in the Date of Grant (the "Option Price").

                  4.  EXERCISE OF OPTION.

                           (a) Except as otherwise provided in the Plan and this
Option Agreement, the Option is exercisable over a period of ten years from the Date of Grant (the "Option Period") in accordance with the following schedule (the "Vesting Schedule"):

                                               PERCENT OF SHARES SUBJECT
                DATE                           TO OPTION PURCHASABLE (THE
                                               "VESTED PORTION")

From July 8, 1996 to sixteen (16)
months after the Date of Grant.                          33.3%

From sixteen (16) months after the
Date of Grant to twenty-eight (28)
months after the Date of Grant.                          66.7%

From twenty-eight (28) months
after the Date of Grant to the
expiration of the Option.                                100%

Except as otherwise provided herein, the Option may be exercised from time to time during the Option Period as to the Vested Portion of this Option, or any lesser amount thereof, as long as the Grantee performs services as an officer, director, employee or consultant for the Corporation or any of its Subsidiaries. Notwithstanding anything to the contrary contained herein, except as provided by subsection 4(f), the Option may not be exercised, in whole or in part, prior to July 8, 1999. If the Grantee's services to the Corporation or any Subsidiary are terminated for any reason other than (i) the Grantee's death or disability, (ii) the Grantee's termination for Cause or (iii) Grantee's resignation from his positions with the Corporation, then this entire Option may be exercised, without regard to the Vesting Schedule, during the period of ninety (90) days (unless the Committee, in its discretion, shall specify a longer period) commencing on the later of (i) the date of such termination or (ii) July 8, 1999, so long as the Option Period has not expired. If the Grantee shall die or become disabled within the meaning of Section 22(e)(3) of the Code while still performing such services for the Corporation or any of its Subsidiaries, this entire Option shall be exercisable, without regard to the Vesting Schedule, and may be exercised during the period commencing on

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the later of (i) the date of the Grantee's death or the date he or she first becomes disabled, as the case may be, and (ii) July 8, 1999, and ending on the earlier of the first anniversary of such date and the expiration of the Option Period, after which period this Option shall expire and shall cease to be exercisable. In the event of the death of the Grantee, this Option may be exercised by the person or persons entitled to do so under the Grantee's will (a "legatee"), or, if the Grantee shall fail to make testamentary disposition of this Option, or shall die intestate, by the Grantee's legal representative (a "legal representative"). In the event that (i) the Grantee's services to the Corporation or any Subsidiary are terminated for Cause or (ii) the Grantee resigns from his positions with the Corporation (each, a "Cessation Date"), then the Vested Portion of this Option may be exercised during the period of ninety
(90) days (unless the Committee, in its discretion, shall specify a longer period) after the later of (i) the date such performance ceases or (ii) July 8, 1999, so long as the Option Period has not expired. Notwithstanding anything to the contrary contained herein, in the event that (i) the Grantee's services to the Corporation or any Subsidiary are terminated by the Company for any reason prior to July 8, 1996 and (ii) on the date of such termination, CPI is or has at any time been a Subsidiary of the Corporation, then such termination shall for purposes of this Option Agreement be deemed to have occurred on July 8, 1996.

                           (b) If this Option shall extend to 100 or more
Shares, then this Option may not be exercised for less than 100 Shares at any one time, and if this Option shall extend to less than 100 Shares, then this Option must be exercised for all such Shares at one time.

                           (c) Not less than five days nor more than thirty days
prior to the date upon which all or any portion of the Option is to be exercised, the person entitled to exercise the Option shall deliver to the Corporation written notice in substantially the form attached as an Exhibit hereto (the "Notice") of his election to exercise all or a part of the Option, which Notice shall specify the date for the exercise of the Option and the number of Shares in respect of which the Option is to be exercised. The date specified in the Notice shall be a business day of the Corporation.

                           (d) On the date specified in the Notice, the person
entitled to exercise the Option shall pay to the Corporation the Option Price of the Shares in respect of which the Option is exercised and the amount of any applicable Federal and/or state withholding tax or employment tax. The Option Price shall be paid in full at the time of purchase, (i) in cash or by certified check (ii) with shares of the Common Stock of the Corporation which have been owned by the Grantee for at least six months prior to the exercise of the Option or (iii) if and to the extent the Corporation may lawfully do so, by delivery of a promissory note for same or all of that portion of the Option Price exceeding the amount determined to be capital pursuant to

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Section 145 of the Delaware General Corporation Law, the terms of which note shall be determined by the Committee. The value of any shares of Common Stock delivered by the Grantee in payment of the Option Price shall be the Fair Market Value of such shares. If the Option is exercised in accordance with the provisions of the Plan and this Option Agreement, the Corporation shall deliver to such person certificates representing the number of Shares in respect of which the Option is being exercised which Shares or other securities shall be registered in his or her name.

                           (e) This Option is not exercisable after the
expiration of ten years from the Date of Grant.

                           (f) Notwithstanding the provisions of subsection
4(a), in the event that at any time during the term hereof (but only if after CPI becomes a subsidiary of the Corporation): (i) CPI sells or otherwise disposes of all or substantially all of its assets, or (ii) there is a change in control of the Corporation such that a majority of the outstanding voting capital stock of the Corporation is owned by a person or entity or "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that is not on the date hereof a holder of 5% or more of the outstanding shares of the Corporation's common stock, or (iii) the Corporation is merged into or consolidated with any other person (other than a direct or indirect subsidiary of or corporation or other entity controlled by the Corporation) or any other person (other than a direct or indirect subsidiary of or corporation or other entity controlled by the Corporation) is merged into or consolidated with the Corporation, or (iv) the Corporation sells or otherwise disposes of all or substantially all of its assets, or (v) the Corporation is liquidated or dissolved, then in any such event, the Option shall become immediately exercisable at the election of the Grantee as to all or any part of the Shares not theretofore issued and sold hereunder. The Corporation shall provide the Grantee with at least 30 days' notice prior to the consummation of any of the events referred to in the preceding sentence, during which period the Grantee may so exercise the Option. If not so exercised, this Option shall expire and terminate at the end of such 30-day period.

                  5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTEE.

                           (a) The Grantee represents and warrants that he is
acquiring this Option and, in the event this Option is exercised, the Shares (unless the Shares are subject to a then effective registration statement under the Securities Act), for investment, for his or her own account and not with a view to the distribution thereof, and that he or she has no present intention of disposing of this Option or the Shares (unless the Shares are subject to a then effective registration statement under the Securities Act) or any interest therein or sharing ownership thereof with any other person or entity.

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                           (b) The Grantee agrees that he or she will not offer,
sell, hypothecate, transfer or otherwise dispose of any of the Shares unless either:

                           (i) A registration statement covering the Shares
                which are to be so offered has been filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act and such sale, transfer or other disposition is accompanied by a prospectus relating to a registration statement which is in effect under the Securities Act covering the Shares which are to be sold, transferred or otherwise disposed of and meeting the requirements of Section 10 of the Securities Act; or

                           (ii) Counsel satisfactory to the Corporation renders
                a reasoned opinion in writing and addressed to the Corporation, satisfactory in form and substance to the Corporation and its counsel, that in the opinion of such counsel such proposed sale, offer, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Securities Act in view of the circumstances of such proposed offer, sale, transfer or other disposition.

                           (c) The Grantee acknowledges that (i) the Shares and
this Option constitute "securities" under the Securities Act and/or the Exchange Act, and/or the Rules and Regulations promulgated under said acts; (ii) the Shares may not be transferred until such Shares are subsequently registered under the Securities Act or an exemption from such registration is available; and (iii) except as provided in Section 10, the Corporation is not under any obligation with respect to the registration of the Shares.

                           (d) The Grantee acknowledges and agrees that the
certificate or certificates representing the Shares shall have an appropriate legend referring to the terms of this Option.

                           (e) The Grantee acknowledges and agrees that he or
she, or his or her legatee or legal representative, as the case may be and as defined above, may be required to make an appropriate representation at the time of any exercise of this Option in form and substance similar to the representations contained herein, relating to the Shares then being purchased.

                           (f) The Grantee acknowledges that, in the event he
ceases to perform services for the Corporation or its Subsidiaries, his or her rights to exercise this Option are restricted as set forth in Section 4(a) above.

                  6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
CORPORATION.

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                  (a) The Corporation represents and warrants that this Option has been duly granted by the Committee, subject to approval of the Plan by the stockholders of the Corporation.

                  (b) The Corporation represents and warrants that, upon the approval of the Plan by the stockholders of the Corporation, the Shares will be reserved for issuance upon the exercise of this Option.

                  (c) The Corporation represents and warrants that it is currently eligible to file registration statements on Form S-3 and Form S-8 under the Securities Act.

                  7. SUCCESSORS AND ASSIGNS. This Option Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation and, to the extent herein provided, shall be binding upon and inure to the benefit of the Grantee's legatee or legal representative, as defined above.

                  8. ADJUSTMENT OF OPTIONS.

                           (a) The number of Shares issuable upon exercise of
this Option, or the amount and kind of other securities issuable in addition thereto or in lieu thereof upon the occurrence of the events specified in
Section 1.5 of the Plan, shall be determined and subject to adjustment, as the case may be, in accordance with the procedures therein specified.

                           (b) Fractional shares resulting from any adjustment
in options pursuant to this Section may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment in this Option shall be given by the Corporation to the holder of this Option and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                  9. EXERCISE AND TRANSFERABILITY OF OPTION. During the lifetime of the Grantee, this Option is exercisable only by him or her and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. If the Grantee, while still employed by the Corporation or any of its Subsidiaries, shall die within the Option Period, his or her legatee or legal representative shall have the rights provided in Section 4(a) above.

                  10. REGISTRATION OF REGISTRABLE SHARES.

                           (a) As soon as practicable following approval of the
Plan by the stockholders of the Corporation, if the Corporation is then eligible to file a Registration Statement on Form S-8 and there is no legal impediment to it doing so, the Corporation

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shall effect the registration on Form S-8 of the Shares issuable upon exercise of the Option (the "Registrable Shares"). The Corporation shall use its best efforts to effect, not later than the third anniversary of the date on which CPI becomes a Subsidiary of the Corporation, the registration on Form S-3 or any successor form thereto (or such other form as may be deemed appropriate by the Corporation) (each, a "Registration Statement") of the Registrable Shares; provided, however, that except as hereinafter provided, the Corporation shall not be required to register any Registrable Shares pursuant to this Section 10 if the only available form of Registration Statement at such time is a Form S-1 or SB-2. If the Corporation has not registered the Registrable Shares prior to the third anniversary of the date on which CPI becomes a Subsidiary of the Corporation, unless such failure is a result of action or failure to act on the part of Grantee, then, upon the written request of the holders of a majority of the Shares issued or issuable under the stock options granted by the Corporation on the date hereof, the Corporation shall use its best efforts to register such Shares on such form, including without limitation Form S-1 or SB-2, as the Corporation may determine; provided, however, that in no event shall the Corporation be required to file more than one such registration statement on Form S-1 or SB-2. The Corporation shall have the right to include in any Registration Statement filed pursuant to this Section 10 other securities of the Corporation then proposed to be registered. The Corporation shall use its best efforts to cause such Registration Statement, other than any Registration Statement on Form S-1 or SB-2, to remain effective for two years following the initial effectiveness thereof or, if longer, for so long as any other registration statement filed by Corporation with respect to its common stock and that is effective during such two year period remains effective.

                           (b) The Corporation shall not be required to include
any of the Registrable Shares in any Registration Statement unless the Grantee shall furnish such information and sign such documents as may be required by the Commission or reasonably requested by the Corporation in accordance with generally accepted practices, in connection with such registration, including, without limitation, and subject to customary terms and conditions, Grantee's agreement to indemnify the Corporation against any liabilities or losses arising from any misrepresentation or omission related to information provided to the Corporation by Grantee for inclusion in such Registration Statement.

                  11. GENERAL PROVISIONS. Nothing contained in this Option Agreement shall confer upon the Grantee any right to continue in the employ of the Corporation or shall in any way affect the right and power of the Corporation to dismiss or otherwise terminate the employment of the Grantee at any time for any reason with or without cause. This Option Agreement shall be governed and construed in accordance with the laws of the State

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of New York applicable to contracts entered into and to be performed wholly within such state.

                If the foregoing is in accordance with the Grantee's understanding and accepted and agreed by the Grantee, the Grantee may so confirm by signing and returning the duplicate of this Option Agreement provided for that purpose.

                                  TIGERA GROUP, INC.

                                  By___________________________________________
                                    Name:
                                    Title:

The foregoing is in accordance with my understanding and is hereby confirmed and agreed to as of the Date of Grant.

                                  _____________________________________________
                                  Name:

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EXHIBIT

                               NOTICE OF EXERCISE

DATE

                The undersigned hereby gives notice to Tigera Group, Inc., a Delaware corporation (the "Corporation"), of his intention to exercise his right to purchase the number of Shares set forth below of the Common Stock of the Corporation, at the exercise price and on the date set forth below, pursuant to the Nonqualified Stock Option (the "Option") granted to the undersigned on March 8, 1996, and to pay the purchase price thereof, plus any applicable federal or state withholding or employment taxes, by means of [the undersigned's check] [other method of payment] which the undersigned is delivering to the Corporation herewith pursuant to the terms of the Option.

Print Name:__________________________________

Date of Exercise:____________________________

Number of Shares
   to be Purchased:__________________________

Exercise Price Per Share:____________________

Aggregate Exercise Price:____________________


                                  _____________________________________________
                                  (Signature)

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